UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04917

Morgan Stanley Mortgage Securities Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: October 31,

Date of reporting period: October 31, 2022

Item 1 - Report to Shareholders

Morgan Stanley
Mortgage Securities Trust

Annual Report

October 31, 2022

Morgan Stanley Mortgage Securities Trust

Table of Contents (unaudited)

Welcome Shareholder	3
Fund Report	4
Performance Summary	12
Expense Example	14
Portfolio of Investments	16
Statement of Assets and Liabilities	31
Statement of Operations	32
Statements of Changes in Net Assets	33
Notes to Financial Statements	34
Financial Highlights	52
Report of Independent Registered Public Accounting Firm	57
Investment Advisory Agreement Approval	58
Liquidity Risk Management Program	61
U.S. Customer Privacy Notice	62
Trustee and Officer Information	65
Federal Tax Notice	72

Welcome Shareholder,

We are pleased to provide this Annual Report, in which you will learn how your investment in Morgan Stanley Mortgage Securities Trust (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended October 31, 2022

Total Return for the 12 Months Ended October 31, 2022
Class A	Class L	Class I	Class C	Class R6*	Bloomberg U.S. Mortgage Backed Securities (MBS) Index1,(i)	Lipper U.S. Mortgage Funds Index[2]
–10.77%	–10.90%	–10.33%	–11.46%	–10.41%	–15.04%	–13.49%

The performance of Morgan Stanley Mortgage Securities Trust's (the "Fund") five share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

Market Conditions

All fixed income markets performed poorly during the period 12-month period, as interest rates increased sharply, the yield curve flattened and spreads widened substantially across all markets. Securitized market spreads have widened comparably to other fixed income sectors, but securitized markets have outperformed most fixed income markets due to shorter durations and shorter spread durations, and their higher cash flow carry, which also helped offset losses.

While we could see yields move even higher from further rate increases and/or wider spreads, we believe most of the market repricing has now been realized and that current spreads and yields represent an attractive entry point for risk opportunities. The performance impacts in the last 12 months have all been "mark-to-market," meaning the securities' current values were revalued lower because of prevailing market conditions rather than fundamental credit weakness — and we believe that fundamental credit conditions remain positive, especially for residential and consumer credit markets.

The dominant theme of the period was central bank policy. The U.S. Federal Reserve (Fed) and other central banks shifted from quantitative easing to tightening during the period and became much more hawkish, raising rates to fight inflation.

The Fed hiked rates 300 basis points(ii) during the reporting period, and after another 75 basis point hike in November 2022 (after the close of this reporting period), markets are now forecasting an additional 125 to 150 basis points of rate hikes over the remainder of 2022. U.S. inflation remained high at 8.2% in September 2022.(iii) The Bank of England raised its short-term rate 225 basis points in the period to 2.25%. U.K. inflation increased to

(i)  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

(ii)  One basis point = 0.01%

(iii)  Source: Bureau of Labor Statistics.

10.1% in September 2022.(iv) Meanwhile, the European Central Bank raised rates 200 basis points in the period to 2.0% and is expected to continue to do so as inflation continues to rise in Europe as well, with eurozone inflation hitting 10% in September 2022.(v)

For securitized assets, the 12-month period saw current coupon agency mortgage-backed securities (MBS) spreads widen to 175 basis points above interpolated U.S. Treasuries.(v) Spreads widened over 105 basis points in the first 10 months of 2022 and were at the widest levels since 2011, and the Bloomberg U.S. Mortgage Backed Securities (MBS) Index (the "Index") underperformed the Bloomberg U.S. Treasury Index by 363 basis points over the same period.(vi) The spike in rates volatility and lengthening durations from rising mortgage rates (projected slower prepayments) have also weighed on MBS performance in 2022.

The Index duration extended significantly as rates rose, which led to underperformance relative to Treasury bonds. The Index retuned –15.04% over the period as interest rates increased sharply and the curve flattened.

Although still posting negative returns, the more credit-oriented sectors of the securitized market outperformed agency MBS as well as the majority of the fixed income universe, as a combination of cash flow carry and the shorter rate and spread duration profile helped combat the rise in interest rates and widening spreads.

Over the 12-month period, we increased our agency MBS exposure from underweight to moderately underweight as spreads continued to widen and look attractive, in our view, from both a historical and fundamental value perspective. But many securitized credit sectors have widened even further in 2022, which we believe offer even more attractive relative value opportunities. Overall, we believe agency MBS represent fair to potentially cheap value at current spreads; however, markets often tend to overshoot, and we believe agency MBS spreads could widen further in the remainder of 2022 as the Fed lets its MBS holdings run off its balance sheet. The big question remains: who will fill the Fed's void in demand for agency MBS? Money managers have been the primary buyers over the past few months, as bank holdings have declined, the Fed has reduced its purchases and foreign buyers have generally stayed away due to higher foreign exchange costs.

Overall, U.S. non-agency residential mortgage-backed securities (RMBS) remain our favorite sector — the U.S. housing market remains strong, up 13% over the past year and more than 30% over the past two years.(vii)

(iv)  Source: U.K. Office for National Statistics.

(v)  Source: Bloomberg L.P. Data as of October 31, 2022.

(vi)  Source: Bloomberg L.P. The Bloomberg U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

(vii)  Source: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index. Data as of October 31, 2022.

Housing affordability is becoming more challenged, with higher mortgage rates and rising home prices combining to create a roughly 100% increase in required mortgage payment, by our calculation, for an identical house over the past two years. We believe U.S. home prices likely peaked in June 2022 and will continue to decline in the coming months due to weakening demand from challenged affordability, but we believe that the cumulative declines will likely be in the 10%-15% range, far less than the price increases over the past couple years. Healthy household balance sheets and continued conservative loan underwriting also support the mortgage credit story, but household balance sheets will likely begin to erode in the coming year as inflation and rising debt costs outpace wages. We favor seasoned mortgages (2020 vintage and earlier), which have the benefit of substantial home-price appreciation, as a way of helping offset potentially softening home prices in 2023-24. Non-agency RMBS opportunities vary by sector and specific security, but overall we believe this sector represents the best risk-adjusted value opportunity in securitized markets.

For asset-backed securities (ABS), we continue to have a mixed outlook. Although credit fundamentals look good, we believe traditional consumer ABS looks expensive on a relative value basis. Credit card and auto loan ABS spreads have widened in 2022, but spreads in these sectors remain tighter than other securitized sectors and look less compelling overall. Business-oriented ABS, such as mortgage servicing assets, aircraft ABS and small business loans, offer significantly wider spreads and look more compelling, in our view.

For commercial mortgage-backed securities (CMBS), we remain slightly underweight overall, with diverging views by sector. Credit fundamentals have been improving as the pandemic eases, but fears of a potential recession are weighing on the CMBS market. Office buildings are struggling, as return-to-work plans have been slow and work-from-home dynamics still represent a potential longer-term threat to occupancy and rental rates. Hotels are experiencing mixed results, with vacation-oriented hotels seeing a post-pandemic demand surge, while many business-oriented hotels continue to struggle as business travel remains subdued. Multi-family residential properties are performing well, benefiting from the overall housing market supply-demand dynamics. Retail shopping centers are improving as pandemic pressures ease, but overall, the retail sector is still challenged from lower foot traffic and longer-term online shopping growth. Industrial, storage and logistics properties continue to perform well, with demand benefiting from the pandemic and the evolving economy. Within CMBS, our focus has been primarily on multi-family housing, logistics and high-quality office buildings, and we have generally been moving up in credit quality.

European securitized markets weakened meaningfully during the period with record inflation, political uncertainty and rising geopolitical risks. This worsened during October 2022, driven by massive selling out of U.K. pension funds. Although we continue to become more meaningfully concerned about credit conditions in Europe, European ABS cheapened substantially in October 2022, and some subsectors now look compelling on a risk-adjusted basis. Credit fundamentals are fine for now, but fears of inflation, energy shortages and a recession are also weighing on the European securitized markets. Geopolitical and economic risks have increased with the war in Ukraine.

Overall, we believe the securitized market offers a unique opportunity to achieve relatively steady returns, with extremely attractive yields and solid credit fundamentals. Although volatility has increased and credit conditions could weaken in the coming months as risks of a potential recession increase, we remain constructive on securitized credit conditions overall — specifically in the U.S. — with the U.S. economy remaining strong and as housing and consumer credit conditions continue to be healthy. As a result of these views, we have a meaningful credit overweight in the Fund. We believe sector and security selection will become more important in the coming years as the economy softens, and we remain cautious on interest rate risk; we continue to manage the Fund with a relatively short duration, although less short than earlier in 2022 given our concerns about inflation and higher rates.

Performance Analysis

All share classes of the Fund outperformed both the Index and the Lipper U.S. Mortgage Funds Index for the 12 months ended October 31, 2022, assuming no deduction of applicable sales charges.

Although the Fund posted solidly negative returns on an absolute basis, it demonstrated strong outperformance relative to the Index over the 12-month period. The relative outperformance was due to our underweight to agency MBS, which performed poorly due to spread widening and duration extension from slowing prepayments. The Fund's more credit-oriented sectors — ABS, RMBS and CMBS — outperformed on a relative basis given their shorter durations and higher cash flow carry, but spreads also widened across all securitized sectors, and returns were largely negative. The largest contributors to outperformance were its allocations to European non-agency RMBS, global ABS and U.S. non-agency CMBS. This was partly due to the fact that nearly all European RMBS and ABS bonds are floating-rate securities, and most ABS deals that are fixed rate have very short durations and aren't as sensitive to changes in interest rates.

The Fund decreased its exposure to U.S. non-agency RMBS — largely as a function of paydowns — by 2.4% to 32% during the period. The majority of the exposure in the CMBS and ABS sectors remains residential-related in nature. As of the end of the period, U.S. residential credit is our largest overweight; we see it as the most attractive risk-adjusted sector within the securitized markets, as the housing market has remained strong and loan underwriting standards have remained conservative given memories of the Global Financial Crisis.

On an absolute basis, the Fund's allocation to U.S. agency MBS was the largest detractor from performance given the sharp increase in rates and duration extension; however, the Fund's allocation still managed to outperform the Index. Over the period, the Fund increased its agency MBS position by 4% as spreads widened significantly.

From a duration perspective, we continue to run our portfolio slightly short relative to the Index, as we see minimal upside to duration positioning given current rate levels.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION* as of 10/31/22
Mortgages — Other	36.6%
Agency Fixed Rate Mortgages	22.6
Asset-Backed Securities	16.8
Short-Term Investments	15.3
Commercial Mortgage-Backed Securities	5.5
Collateralized Mortgage Obligations — Agency Collateral Series	3.1
Corporate Bond	0.1

*  Does not include open long futures contracts with a value of $93,256,094 and total unrealized depreciation of $1,218,924. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of $643,567.

LONG-TERM CREDIT ANALYSIS as of 10/31/22
AAA	53.5%
AA	2.3
A	4.8
BBB	3.8
BB	4.4
B or Below	3.4
Not Rated	27.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition data are stated as a percentage of total investments and all percentages for long-term credit analysis data are stated as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" is an aggregation of the highest security level rating amongst Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") and Fitch Ratings ("Fitch"), each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80% of its assets in mortgage-related securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes. These mortgage-related securities may include mortgage-backed securities such as mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), CMBS and inverse floating rate obligations ("inverse floaters"). The mortgage-backed securities in which the Fund invests may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. In making investment decisions, the Fund's "Adviser," Morgan Stanley Investment Management Inc., considers economic developments, interest rate levels and other factors. The Fund may also invest in high yield securities (commonly referred to as "junk bonds"). The Fund is not limited as to the maturities or types of mortgage-backed securities in which it may invest. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the money market public website. You may, however, obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im/shareholderreports. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

(This page has been left blank intentionally.)

Performance Summary (unaudited)

Performance of $10,000 Investment—Class A
Over 10 Years

Average Annual Total Returns—Period Ended October 31, 2022 (unaudited)
Symbol	Class A Shares* (since 07/28/97) MTGAX		Class L Shares** (since 07/28/97) MTGCX	Class I Shares† (since 07/28/97) MTGDX	Class C Shares†† (since 04/30/15) MSMTX		Class R6 Shares††† (since 06/15/18) MORGX
1 Year	–10.77 –13.68[4]	%[3]	–10.90 —%[3]	–10.33 —%[3]	–11.46 –12.32[4]	%[3]	–10.41 —%[3]
5 Years	0.15[3] –0.51[4]		–0.09[3] —	0.54[3] —	–0.60[3] –0.60[4]		— —
10 Years	2.33[3] 1.99[4]		2.06[3] —	2.72[3] —	— —		— —
Since Inception	3.78[3] 3.64[4]		3.25[3] —	4.00[3] —	0.82[3] 0.82[4]		0.50[3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class L, Class I, Class C and Class R6 shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges. Fund returns are calculated based on the net asset value as of the last business day of the period.

*  The maximum front-end sales charge for Class A is 3.25%.

**  Class L has no sales charge. Class L shares are closed to new investments.

†  Class I has no sales charge.

††  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

†††  Class R6 has no sales charge. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(1)  The Bloomberg U.S. Mortgage Backed Securities (MBS) Index tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). This Index is the Mortgage Backed Securities Fixed Rate component of the Bloomberg U.S. Aggregate Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper U.S. Mortgage Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper U.S. Mortgage Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper U.S. Mortgage Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2022.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/22 – 10/31/22.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	05/01/22	10/31/22	05/01/22 – 10/31/22
Class A
Actual (–5.25% return)	$1,000.00	$947.50	$4.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.10	$5.01
Class L
Actual (–5.31% return)	$1,000.00	$946.90	$6.30
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.53
Class I
Actual (–5.06% return)	$1,000.00	$949.40	$3.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.61	$3.50
Class C
Actual (–5.67% return)	$1,000.00	$943.30	$8.72
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.09	$9.05
Class R6*
Actual (–5.04% return)	$1,000.00	$949.60	$3.13
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.86	$3.24

  (1)  Expenses are equal to the Fund's annualized expense ratios of 0.99%, 1.29%, 0.69%, 1.79% and 0.64% for Class A, Class L, Class I, Class C and Class R6 shares, respectively, multiplied by the average account value over the period and multiplied by 183**/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.23%, 1.72%, 0.94%, 2.02% and 22.08% for Class A, Class L, Class I, Class C and Class R6 shares, respectively.

  *  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

  **  Adjusted to reflect non-business day accruals.

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ◼  October 31, 2022

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Agency Fixed Rate Mortgages (26.7%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
$245		2.50%	05/01/50	$198,804
196		3.00	04/01/50	165,071
63		3.50	08/01/49	54,574
39		4.00	07/01/49	35,297
	Gold Pools:
281		3.50	01/01/44 - 09/01/47	251,576
301		4.00	12/01/41 - 10/01/44	281,699
328		4.50	03/01/41 - 01/01/49	317,939
59		5.00	12/01/40 - 05/01/41	58,380
7		5.50	07/01/37	7,602
10		6.00	12/01/37	10,261
5		6.50	06/01/29 - 09/01/33	5,908
24		7.50	05/01/35	25,819
12		8.00	08/01/32	12,893
22		8.50	08/01/31	23,011
	Federal National Mortgage Association Conventional Pools:
1,594		1.50	01/01/51 - 03/01/51	1,212,927
352		2.00	11/01/50	272,210
609		2.50	02/01/50 - 03/01/50	504,652
767		3.00	10/01/48 - 02/01/50	655,354
1,203		3.50	09/01/42 - 11/01/49	1,063,141
939		4.00	04/01/45 - 01/01/49	872,009
464		4.50	08/01/40 - 08/01/49	436,488
168		5.00	11/01/40 - 12/01/48	167,719
6		5.50	08/01/37	5,720
281		6.50	02/01/28 - 11/01/33	292,970
11		7.00	07/01/23 - 06/01/32	11,486
31		7.50	08/01/37	32,707
31		8.00	04/01/33	33,149
33		8.50	10/01/32	35,077
12		9.50	04/01/30	12,225
	December TBA:
4,000	(a)	6.00	12/01/52	4,006,423
	November TBA:
8,000	(a)	4.00	11/01/52	7,277,496
6,000	(a)	4.50	11/01/52	5,627,341
8,000	(a)	5.00	11/01/52	7,711,877

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$7,000	(a)	5.50%		11/01/52	$6,903,362
	Government National Mortgage Association
39		4.00		11/20/49	35,194
399		6.00		08/20/52	406,445
	November TBA:
1,500	(a)	3.00		11/20/52	1,303,968
1,000	(a)	4.00		11/20/52	921,187
	Various Pools:
2,795		2.50		03/20/50 - 04/20/51	2,350,356
1,253		3.00		09/20/49 - 08/20/50	1,067,787
1,989		3.50		10/20/44 - 10/20/50	1,755,681
1,071		4.00		07/15/44 - 11/20/51	967,475
407		4.50		12/20/48 - 12/20/49	383,252
355		5.00		05/20/41 - 06/20/49	346,383
26		5.50		05/20/49	25,789
	Total Agency Fixed Rate Mortgages (Cost $51,002,622)				48,146,684
	Asset-Backed Securities (19.9%)
405	ABFC 2004-OPT2 Trust 1 Month USD LIBOR + 0.78%	4.366	(b)	10/25/33	382,870
109	ABFC 2005-WF1 Trust 1 Month USD LIBOR + 0.95%	4.531	(b)	07/25/34	101,684
	Amortizing Residential Collateral Trust
360	1 Month USD LIBOR + 0.29%	3.724	(b)	10/25/31	326,208
293	1 Month USD LIBOR + 0.76%	4.346	(b)	10/25/32	258,605
109	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, 5.63% - 1 Month USD LIBOR	3.662	(c)	12/25/33	114,562
	Bear Stearns Asset-Backed Securities Trust
67		3.49	(b)	07/25/36	66,170
105	1 Month USD LIBOR + 1.30%	4.886	(b)	10/27/32	102,482
29	1 Month USD LIBOR + 1.95%	5.536	(b)	12/25/42	29,511
303	Business Loan Express Business Loan Trust, 1 Month USD LIBOR + 0.40% (d)	3.889	(b)	10/20/40	279,902
100	Cendant Mortgage Corp. (d)	6.00	(b)	07/25/43	93,104
23	CIM Small Business Loan Trust, 1 Month USD LIBOR + 1.40% (d)	4.889	(b)	03/20/43	22,519
293	Citicorp Residential Mortgage Trust	4.983		03/25/37	283,823
	Conn's Receivables Funding LLC
1,800	(d)	2.87		05/15/26	1,759,236

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$2,000	(d)	9.52%		12/15/26	$1,982,665
	4,316	Corevest American Finance 2020-4 Trust, IO (d)	3.845	(b)	12/15/52	418,552
	78	Credit-Based Asset Servicing & Securitization LLC (d)	7.25		05/25/36	77,592
		ECAF I Ltd.
	41	(d)	3.473		06/15/40	21,655
	697	(d)	4.947		06/15/40	439,369
	5	EMC Mortgage Loan Trust, 1 Month USD LIBOR + 1.50% (d)	5.086	(b)	11/25/30	4,596
	110	EquiFirst Mortgage Loan Trust, 1 Month USD LIBOR + 3.00%	6.586	(b)	10/25/34	103,186
EUR	1,030	European Residential Loan Securitisation 2019-NPL1 DAC, 1 Month EURIBOR + 3.25% (Ireland)	4.193	(b)	07/24/54	994,869
	$10	FCI Funding 2019-1 LLC (d)	3.63		02/18/31	9,646
		Finance of America HECM Buyout
	1,000	(d)	6.414	(b)	02/25/32	916,227
	2,000	(d)	7.87	(b)	02/25/32	1,824,326
	155	Financial Asset Securities Corp. AAA Trust, 1 Month USD LIBOR + 0.41% (d)	4.006	(b)	02/27/35	158,154
	1,000	FMC GMSR Issuer Trust (d)	6.19		04/25/27	870,036
	260	GAIA Aviation Ltd. (Cayman Islands) (d)	3.967		12/15/44	211,103
	775	Home Partners of America 2019-1 Trust (d)	3.866		10/19/39	630,735
	759	JOL Air Ltd., Class A (Cayman Islands) (d)	3.967		04/15/44	632,325
	396	Kestrel Aircraft Funding Ltd., Class A (d)	4.25		12/15/38	334,045
	210	Lehman ABS Manufactured Housing Contract Trust	6.63	(b)	04/15/40	208,319
	764	LoanMe Trust (d)	5.00		09/15/34	680,647
	250	MASTR Asset-Backed Securities Trust, 1 Month USD LIBOR + 2.48%	6.061	(b)	09/25/34	223,408
	160	MERIT Securities Corp.	7.88		12/28/33	156,960
	302	METAL LLC (d)	4.581		10/15/42	151,913
	322	Morgan Stanley ABS Capital I, Inc. Trust, 1 Month USD LIBOR + 0.68% (See Note 9)	4.266	(b)	08/25/34	290,958
	135	New Century Home Equity Loan Trust, 1 Month USD LIBOR + 0.80%	4.386	(b)	11/25/33	123,245
	2,148	New Residential Mortgage LLC, (d)	5.437		06/25/25 - 07/25/25	2,026,155
GBP	1,000	Newday Funding PLC, 1 Month GBP SONIA + 5.00% (United Kingdom) (d)	7.187	(b)	07/15/30	1,130,934

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
GBP	300	Newday Partnership Funding PLC, 1 Month GBP SONIA + 2.13% (United Kingdom)	4.32	(b)%	12/15/27	$343,679
		Newtek Small Business Loan Trust,
	$1,157	Daily U.S. Prime Rate - 0.70% (d)	5.55	(b)	10/25/49	1,146,190
	180	Daily U.S. Prime Rate - 0.55% (d)	5.70	(b)	02/25/44	176,413
		NRZ Advance Receivables Trust
	1,050	(d)	2.863		09/15/53	999,358
	1,000	(d)	5.663		09/15/53	947,909
		NRZ Excess Spread-Collateralized Notes,
	476	(d)	2.981		03/25/26	420,275
	429	(d)	3.844		12/25/25	390,718
	696	NRZ FHT Excess LLC, Class A (d)	4.212		11/25/25	634,381
		Oakwood Mortgage Investors, Inc.
	849		7.405	(b)	06/15/31	128,496
	59		7.72		04/15/30	58,781
	131		7.84	(b)	11/15/29	133,390
	1,250	PMT FMSR Issuer Trust, 1 Month USD LIBOR + 3.00% (d)	6.586	(b)	03/25/26	1,181,165
		PNMAC GMSR Issuer Trust
	1,000	SOFR30A + 4.19% (d)	7.215	(b)	06/25/27	965,633
	1,500	SOFR30A + 4.25% (d)	7.247	(b)	05/25/27	1,434,960
	1,840	PRET 2022-NPL3 LLC (d)	5.927		06/25/52	1,795,363
	1,427	Raptor Aircraft Finance I LLC (d)	4.213		08/23/44	1,028,953
	606	ReadyCap Lending Small Business Loan Trust, Daily U.S. Prime Rate - 0.50% (d)	5.75	(b)	12/27/44	576,732
	1,000	Renaissance Home Equity Loan Trust	5.951		05/25/35	947,631
	618	S-Jets Ltd. (Bermuda) (d)	3.967		08/15/42	464,492
		Shenton Aircraft Investment I Ltd.
	792	(d)	4.75		10/15/42	615,397
	252	(d)	5.75		10/15/42	142,473
	1,500	Skopos Auto Receivables Trust (d)	5.24		04/15/25	1,477,643
	247	START Ireland (Bermuda) (d)	4.089		03/15/44	219,543
	1,000	USASF Receivables 2020-1 LLC (d)	9.35		03/15/27	983,075
	270	WAVE Trust (d)	3.844		11/15/42	196,756
		Total Asset-Backed Securities (Cost $39,216,949)				35,851,702

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Collateralized Mortgage Obligations - Agency Collateral Series (3.7%)
	Federal Home Loan Mortgage Corporation, IO REMIC
$1,417		0.00	(b)%	04/15/39 - 08/15/42	$41,255
391		0.24	(b)	10/15/40	15,432
9,386		2.00		10/25/50	1,177,098
474	6.00% - 1 Month USD LIBOR	2.588	(c)	11/15/43 - 06/15/44	36,968
29		5.00		08/15/41	6,697
	IO STRIPS
844		0.184	(b)	10/15/37	31,623
55		7.00		06/15/30	8,316
59		7.50		12/15/29	10,244
	REMIC
90		3.50		02/15/42	84,150
56	12.00% - 2.67 x 1 Month USD LIBOR	3.659	(c)	12/15/43	54,239
	Federal National Mortgage Association, IO REMIC
207		0.00	(b)	03/25/44	4,929
1,072		0.002	(b)	03/25/46	30,227
280		0.404	(b)	10/25/39	11,817
121	5.65% - 1 Month USD LIBOR	2.064	(c)	11/25/41	2,659
461	6.05% - 1 Month USD LIBOR	2.464	(c)	06/25/42	44,984
73	6.55% - 1 Month USD LIBOR	2.964	(c)	08/25/41	2,128
47		3.50		03/25/43	361
	IO STRIPS
12		7.00		11/25/27	1,420
44		8.00		05/25/30 - 06/25/30	6,113
10		8.50		10/25/24	529
	REMIC
21		1.575	(b)	04/25/39	17,748
524		2.00		07/25/50	293,979
7	1 Month USD LIBOR + 1.20%	4.786	(b)	12/25/23	6,986
	Government National Mortgage Association
6,723		0.004	(b)	12/20/70	198,509
2,663		0.025	(b)	02/20/65	85,808
5,831		0.067	(b)	12/20/66	314,983
6,918		0.117	(b)	10/20/64	417,433
3,192		1.404	(b)	01/20/64	53,530
5,321		1.418	(b)	05/20/67	265,160
9,130		1.442	(b)	05/20/72	385,598

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$1,551		1.562	(b)%	06/20/67	$102,731
520		1.896	(b)	03/20/67	27,091
291		2.131	(b)	01/20/68	13,930
6,545		2.212	(b)	02/20/68	353,248
	IO
1,474		0.732	(b)	08/20/58	17,241
266	6.00% - 1 Month USD LIBOR	2.511	(c)	08/20/42	24,413
326	6.10% - 1 Month USD LIBOR	2.611	(c)	04/20/41 - 08/20/42	30,009
306	6.14% - 1 Month USD LIBOR	2.651	(c)	12/20/43	34,250
248	6.30% - 1 Month USD LIBOR	2.811	(c)	09/20/43	13,233
180	6.55% - 1 Month USD LIBOR	3.138	(c)	08/16/34	11,843
826		3.50		06/20/41 - 10/16/42	145,461
40		4.50		05/20/40	3,116
29		5.00		02/16/41	6,482
	IO PAC
20		5.00		10/20/40	1,698
	IO REMIC
4,420		0.07	(b)	11/20/64	186,970
2,875		0.412	(b)	08/20/69	111,553
5,818		0.592	(b)	02/20/68	240,320
668		1.235	(b)	06/20/67	29,970
2,711		1.394	(b)	09/20/64	191,308
3,085		1.666	(b)	07/20/67	101,075
1,148		1.70	(b)	07/20/67	61,574
272		1.81	(b)	02/20/68	13,934
7,653		2.00		11/20/50	924,462
1,054		2.132	(b)	02/20/68	54,587
1,195		2.434	(b)	11/20/67	70,343
899		3.257	(b)	10/20/67	50,985
447		3.50		05/20/43	72,154
447		3.52	(b)	10/20/67	12,444
	REMIC
55	1 Month USD LIBOR + 0.45%	3.083	(b)	02/20/61	54,778
35	1 Month USD LIBOR + 0.70%	3.333	(b)	08/20/63	34,689
3	1 Month USD LIBOR + 0.77%	3.403	(b)	02/20/66	2,517
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $5,835,498)				6,609,332
	Commercial Mortgage-Backed Securities (6.5%)
181	CG-CCRE Commercial Mortgage Trust, 1 Month USD LIBOR + 1.85% (d)	5.266	(b)	11/15/31	171,321

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Citigroup Commercial Mortgage Trust,
	$220		4.574	(b)%	09/10/58	$192,677
		IO
	2,002		0.875	(b)	09/10/58	40,068
		Commercial Mortgage Trust
	100	(d)	4.747	(b)	07/15/47	90,970
		IO
	2,151		0.515	(b)	02/10/47	10,005
	852		0.662	(b)	10/10/47	8,418
	1,210	COOF Securitization Trust, IO (d)	2.771	(b)	10/25/40	62,142
	1,223	COOF Securitization Trust II, IO (d)	2.24	(b)	08/25/41	55,102
		Credit Suisse Mortgage Trust, Class A
	2,000	1 Month USD LIBOR + 3.00% (d)	6.412	(b)	12/15/35	1,993,285
	1,000	1 Month Term SOFR + 3.14% (d)	6.519	(b)	09/09/24	991,150
	1,000	1 Month Term SOFR + 3.57% (d)	6.95	(b)	05/15/23	945,909
	1,000	1 Month USD LIBOR + 3.71% (d)	7.127	(b)	08/15/23	959,389
	1,414	1 Month USD LIBOR + 3.97% (d)	7.382	(b)	04/15/23	1,380,600
	6,679	GS Mortgage Securities Corportation Trust, IO (d)	0.457	(b)	10/10/32	9,117
		GS Mortgage Securities Trust
	450		3.345		07/10/48	378,179
	370	(d)	4.719	(b)	08/10/46	312,772
		IO
	1,608		0.709	(b)	09/10/47	16,580
	1,107		1.011	(b)	04/10/47	11,401
	1,494	JP Morgan Chase Commercial Mortgage Securities Trust, IO	0.588	(b)	12/15/49	26,893
		JPMBB Commercial Mortgage Securities Trust
	267	(d)	4.648	(b)	04/15/47	241,790
		IO
	2,679		0.691	(b)	01/15/47	13,417
		KGS-Alpha SBA COOF Trust, Class A
	562	(d)	0.859	(b)	08/25/38	8,546
	582	(d)	3.084	(b)	04/25/40	30,681
	423	(d)	3.201	(b)	07/25/41	44,596
	600	Natixis Commercial Mortgage Securities Trust (d)	4.135	(b)	05/15/39	438,176
CAD	9,438	Real Estate Asset Liquidity Trust, IO (Canada) (d)	1.193	(b)	02/12/55	419,455
	$925	Sutherland Commercial Mortgage Trust (d)	2.23	(b)	12/25/41	840,177
	8,884	UBS Commercial Mortgage Trust, IO	0.928	(b)	03/15/51	349,953

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$1,053	Velocity Commercial Capital Trust (d)	6.90%		05/25/47	$1,034,581
	746	VMC Finance 2021-HT1 LLC, 1 Month USD LIBOR + 1.65% (d)	5.093	(b)	01/18/37	693,230
		Total Commercial Mortgage-Backed Securities (Cost $12,034,844)				11,770,580
		Corporate Bond (0.1%)
		Finance
	350	DP Facilities Data Center Subordinated Pass-Through Trust (d) (Cost $260,358)	0.00	(b)	11/10/28	144,375
		Mortgages - Other (43.4%)
	89	Adjustable Rate Mortgage Trust	3.189	(b)	04/25/35	79,376
GBP	252	Alba 2005-1 PLC, 3 Month GBP SONIA + 0.72% (United Kingdom)	2.722	(b)	11/25/42	267,914
		Alternative Loan Trust
	$41		5.50		02/25/25 - 01/25/36	28,242
	137		5.75		03/25/34	133,104
	4		6.25	(b)	08/25/37	2,000
	71	40.02% - 6 x 1 Month USD LIBOR	18.507	(c)	05/25/37	66,195
		Banc of America Funding Trust
	7		5.25		07/25/37	7,140
	252		5.50		09/25/35	235,362
	525	Bear Stearns Asset-Backed Securities I Trust, 25.64% - 3.29 x 1 Month USD LIBOR	13.855	(c)	03/25/36	264,349
	1,003	Boston Lending Trust (d)	3.25	(b)	05/25/62	811,618
		Cascade Funding Mortgage Trust
	1,533	(d)	2.00	(b)	09/25/50 - 02/25/52	1,198,970
	2,390	(d)	2.72	(b)	12/26/30	2,198,843
	1,700	(d)	2.91	(b)	02/25/31	1,558,143
	2,000	(d)	3.735	(b)	06/25/36	1,791,591
	3,500	(d)	3.75	(b)	04/25/25	2,789,850
	2,500	(d)	4.948	(b)	12/26/30	2,303,357
	1,500	(d)	5.072	(b)	10/27/31	1,343,983
	2,315	(d)	5.683	(b)	02/25/31	2,125,324
	1,250	(d)	6.00	(b)	12/26/30	1,148,188
	3,684	(d)	4.00	(b)	10/25/68 - 06/25/69	3,280,139
	1,484	Cascade MH Asset Trust (d)	4.25		08/25/54	1,287,809
	2,000	CFMT 2022-HB8 LLC (d)	3.75	(b)	04/25/25	1,700,600
	1,500	CFMT LLC (d)	3.25	(b)	09/25/37	1,147,287

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$1,878	CHL GMSR Issuer Trust, 1 Month USD LIBOR + 2.75% (d)	6.336	(b)%	05/25/23	$1,823,206
		CHL Mortgage Pass-Through Trust
	97		3.131	(b)	05/20/34	87,077
	183		3.887	(b)	10/25/33	168,425
	225		5.50		10/25/34	211,963
	62		6.00		12/25/36	38,065
	1,356	CIM Trust (d)	2.50	(b)	06/25/51	1,053,163
		Citigroup Mortgage Loan Trust
	1,172	(d)	6.17		09/25/62	1,151,953
	111	1 Year CMT + 2.40%	6.47	(b)	11/25/35	109,312
	336	Credit Suisse First Boston Mortgage Securities Corp., 1 Month USD LIBOR + 3.30%	6.386	(b)	02/25/32	389,755
		CSFB Mortgage-Backed Pass-Through Certificates
	253		3.213	(b)	05/25/34	222,736
	470		6.50		11/25/35	105,320
EUR	360	Dssv Sarl (Spain) (b)	4.378		10/15/24	344,443
	373	E-MAC DE 2005-I BV 3 Month EURIBOR + 0.50% (Germany)	8.598	(b)	05/25/52	353,593
	159	E-MAC NL 2004-I BV, 3 Month EURIBOR + 0.18% (Netherlands)	3.803	(b)	07/25/36	146,980
	92	E-MAC NL 2005-I BV, 3 Month EURIBOR + 0.23% (Netherlands)	6.043	(b)	04/25/38	80,178
	177	E-MAC Program BV, 3 Month EURIBOR + 2.00% (Netherlands)	4.843	(b)	01/25/48	158,128
	109	E-MAC Program II BV, 3 Month EURIBOR + 2.00% (Netherlands)	5.793	(b)	04/25/48	99,581
		EMF-NL Prime
	252	3 Month EURIBOR + 0.80% (Netherlands)	0.802	(b)	04/17/41	236,703
	200	3 Month EURIBOR + 0.85% (Netherlands)	0.852	(b)	04/17/41	168,962
	202	Eurohome Mortgages PLC, 3 Month EURIBOR + 0.21% (Germany)	0.477	(b)	08/02/50	145,446
	500	Eurosail-NL 2007-1 BV, 3 Month EURIBOR + 1.10% (Netherlands)	2.478	(b)	04/17/40	425,570
		Eurosail-NL 2007-2 BV
	1,000	3 Month EURIBOR + 1.80% (Netherlands)	3.178	(b)	10/17/40	966,766
	500	3 Month EURIBOR + 2.20% (Netherlands)	3.578	(b)	10/17/40	468,461
GBP	907	Farringdon Mortgages No. 2 PLC, 3 Month GBP SONIA + 1.62% (United Kingdom)	3.811	(b)	07/15/47	1,002,812

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Federal Home Loan Mortgage Corporation
GBP	677		3.00%		09/25/45 - 05/25/47	$596,271
	33		3.50		05/25/45	28,843
	4,000	Finance of America HECM Buyout (d)	6.00	(b)	05/25/29 - 07/25/29	2,907,957
		Flagstar Mortgage Trust, Class A2
	1,304	(d)	2.50	(b)	04/25/51	1,006,363
		Class A3
	134	(d)	3.00	(b)	03/25/50	102,458
		FMC GMSR Issuer Trust
	1,000	(d)	4.36	(b)	07/25/26	759,299
	1,000	(d)	4.45	(b)	01/25/26	855,886
	1,700	(d)	7.90		07/25/27	1,529,071
	1,000	(d)	10.07		07/25/27	883,517
		Class A
	1,100	(d)	3.62	(b)	07/25/26	868,382
	64	Galton Funding Mortgage Trust (d)	4.00	(b)	11/25/57 - 02/25/59	60,187
EUR	500	Great Hall Mortgages No. 1 PLC, 3 Month EURIBOR + 0.22% (United Kingdom)	1.283	(b)	03/18/39	454,580
	$126	GSAA Trust	6.00		04/01/34	115,802
		GSR Mortgage Loan Trust
	188		2.732	(b)	12/25/34	163,345
	36	1 Month USD LIBOR + 0.25%	3.836	(b)	03/25/35	21,662
	13		5.00		02/25/34	11,499
	3		5.50		11/25/35	2,878
	100		6.00		09/25/35	95,995
	2	1 Year CMT + 1.75%	2.88	(b)	03/25/33	1,792
	95	HarborView Mortgage Loan Trust	2.919	(b)	05/19/33	83,780
	55	Impac CMB Trust, 1 Month USD LIBOR + 0.80%	4.381	(b)	10/25/34	53,054
	500	IMS Ecuadorian Mortagage Trust (d)	3.40		08/18/43	459,702
	86	IndyMac INDX Mortgage Loan Trust	4.01	(b)	11/25/34	77,523
		JP Morgan Mortgage Trust
	104		2.793	(b)	12/25/34	87,334
	107	(d)	3.00	(b)	10/25/50	82,003
	85	(d)	3.186	(b)	07/27/37	76,926
EUR	193	Lansdowne Mortgage Securities No. 1 PLC, 3 Month EURIBOR + 0.30% (Ireland)	1.30	(b)	06/15/45	177,125
	387	Lansdowne Mortgage Securities No. 2 PLC, 3 Month EURIBOR + 0.34% (Ireland)	1.353	(b)	09/16/48	332,304

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$33	LHOME Mortgage Trust (d)	3.228%		10/25/24	$32,793
EUR	249	Ludgate Funding PLC, 3 Month EURIBOR + 0.42% (United Kingdom)	1.04	(b)	12/01/60	212,378
GBP	135	Mansard Mortgages PLC, 3 Month GBP SONIA + 0.72% (United Kingdom)	2.911	(b)	10/15/48	142,083
	$275	MASTR Adjustable Rate Mortgages Trust	3.105	(b)	06/25/34	246,356
		MASTR Alternative Loan Trust
	130		5.00		05/25/18	116,284
	99		6.00		05/25/33	93,234
	1	MASTR Asset Securitization Trust	5.50		10/25/25	1,161
	108	MASTR Reperforming Loan Trust (d)	7.50		05/25/35	86,585
		Mello Mortgage Capital Acceptance
	1,667	(d)	2.50	(b)	06/25/51	1,291,365
	97	(d)	3.00	(b)	04/25/52	78,439
	396	MERIT Securities Corp., 1 Month USD LIBOR + 2.25% (d)	5.882	(b)	09/28/32	358,445
		Merrill Lynch Mortgage Investors Trust
	41		3.167	(b)	08/25/33	38,353
	86		3.614	(b)	02/25/34	80,996
	17		4.071	(b)	01/25/37	16,519
	16	6 Month USD LIBOR + 0.50%	4.683	(b)	04/25/29	15,010
	138	MetLife Securitization Trust (d)	2.50	(b)	05/25/50	101,385
EUR	700	Miravet SARL, 3 Month EURIBOR + 1.60% (Spain)	2.093	(b)	05/26/65	617,192
	$76	Morgan Stanley Mortgage Loan Trust (See Note 9)	2.741	(b)	02/25/34	71,351
	187	Mortgage Equity Conversion Asset Trust, 1 Year CMT + 0.47% (d)	5.08	(b)	02/25/42	180,094
	59	National City Mortgage Capital Trust	6.00		03/25/38	54,786
GBP	259	Newgate Funding PLC, 3 Month GBP LIBOR + 3.00% (United Kingdom)	5.743	(b)	12/15/50	262,932
	$1,201	PMC PLS ESR Issuer LLC (d)	5.114		02/25/27	1,119,683
	980	PRPM 2022-INV1 Trust (d)	4.40		04/25/67	902,937
	238	RALI Trust	6.00		05/25/36 - 06/25/36	197,170
	1,043	Rate Mortgage Trust (d)	2.50	(b)	11/25/51	802,237
	56	RBSSP Resecuritization Trust (d)	57.778	(b)	09/26/37	138,499
	133	Reperforming Loan REMIC Trust (d)	8.50		06/25/35	132,928
	13,114	Residential Asset Securitization Trust, IO	0.50		04/25/37	244,006

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Resloc UK PLC
EUR	384	3 Month EURIBOR + 0.45%	1.45	(b)%	12/15/43	$326,035
	$1,429	3 Month USD LIBOR + 0.16% (d)	3.453	(b)	12/15/43	1,345,023
		RMF Buyout Issuance Trust
	1,000	(d)	3.69	(b)	11/25/31	864,106
	1,500	(d)	4.50	(b)	04/25/32	1,217,855
	2,000	(d)	4.704	(b)	11/25/31	1,729,025
	1,200	(d)	4.75	(b)	10/25/50	996,263
	3,351	(d)	6.00		10/25/50	2,589,487
EUR	824	Scalabis STC SA (Portugal) (b)	2.267		07/30/75	801,615
		Seasoned Credit Risk Transfer Trust
	6,044		3.00		09/25/55 - 05/25/60	5,358,138
	761		3.25		07/25/56 - 06/25/57	680,427
	2,043	(d)	4.00	(b)	08/25/56 - 02/25/59	1,905,054
	1,000	(d)	4.25	(b)	11/25/59	840,146
	292		4.50		06/25/57	283,029
	73	Sequoia Mortgage Trust, 1 Month USD LIBOR + 0.78%	4.269	(b)	01/20/36	54,916
AUD	500	Solaris Trust (Australia) (b)	5.715		06/15/52	317,083
	$333	Stanwich Mortgage Loan Co. LLC (d)	2.735		10/16/26	290,463
	192	Structured Adjustable Rate Mortgage Loan Trust	3.784	(b)	02/25/35	177,724
		Structured Asset Mortgage Investments II Trust
	41		1.729	(b)	04/19/35	35,398
	87	1 Month USD LIBOR + 0.46%	4.046	(b)	05/25/45	80,854
	266	Structured Asset Securities Corp. Mortgage Pass-Through Certificates	3.905	(b)	11/25/30	246,391
	1,101	Structured Asset Securities Corp. Reverse Mortgage Loan Trust, 1 Month USD LIBOR + 1.85% (d)	5.436	(b)	05/25/47	968,426
EUR	579	TDA 27 FTA, 3 Month EURIBOR + 0.19% (Spain)	1.358	(b)	12/28/50	452,281
	$205	TIAA Bank Mortgage Loan Trust (d)	4.00	(b)	11/25/48	190,303
GBP	800	Towd Point Mortgage Funding PLC, 3 Month GBP SONIA + 2.35% (United Kingdom)	4.334	(b)	02/20/54	885,933
	$93	TVC Mortgage Trust (d)	3.474		09/25/24	93,248
	74	Washington Mutual Mortgage Pass-Through Certificates Trust	4.131	(b)	09/25/33	68,446
		Total Mortgages - Other (Cost $85,930,728)				78,056,390

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ◼  October 31, 2022 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Short-Term Investments (18.1%)
	U.S. Treasury Securities (12.4%)
	U.S. Treasury Bills,
$5,000	(e)	1.664%	03/23/23	$4,917,302
5,000	(e)	2.827	01/12/23	4,960,740
10,000	(e)	2.934	01/19/23	9,913,319
115	(e)(f)	3.812	03/16/23	113,195
40	(e)(f)	3.812	03/16/23	39,372
385	(e)(f)	3.819	03/16/23	378,956
973	(e)(f)	3.843	03/16/23	957,725
20	(e)(f)	3.854	03/16/23	19,686
40	(e)(f)	3.855	03/16/23	39,372
600	(e)(f)	3.862	03/16/23	590,581
300	(e)(f)	3.935	03/16/23	295,291
70	(e)(f)	3.978	03/16/23	68,901
				22,294,440
NUMBER OF SHARES (000)
	Investment Company (5.7%)
10,174	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 9) (Cost $10,173,790)			10,173,790
	Total Short-Term Investments (Cost $32,559,201)			32,468,230
	Total Investments (Cost $226,840,200) (g)(h)		118.4%	213,047,293
	Liabilities in Excess of Other Assets		(18.4)	(33,049,827)
	Net Assets		100.0%	$179,997,466

  CMT  Constant Maturity Treasury Note Rate.

  DAC  Designated Activity Company.

  EURIBOR  Euro Interbank Offered Rate.

  HECM  Home Equity Conversion Mortgage.

  IO  Interest Only.

  LIBOR  London Interbank Offered Rate.

  PAC  Planned Amortization Class.

  REMIC  Real Estate Mortgage Investment Conduit.

  SOFR  Secured Overnight Financing Rate.

  SONIA  Sterling Overnight Index Average.

  STRIPS  Separate Trading of Registered Interest and Principal of Securities.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ◼  October 31, 2022 continued

  TBA  To Be Announced.

  (a)  Security is subject to delayed delivery.

  (b)  Floating or variable rate securities: The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

  (c)  Inverse Floating Rate Security - Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at October 31, 2022.

  (d)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (e)  Rate shown is the yield to maturity at October 31, 2022.

  (f)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

  (g)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts and futures contracts.

  (h)  At October 31, 2022, the aggregate cost for federal income tax purposes is $226,419,674. The aggregate gross unrealized appreciation is $4,289,079 and the aggregate gross unrealized depreciation is $18,235,622, resulting in net unrealized depreciation of $13,946,543.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at October 31, 2022:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank PLC		$6,881	CAD	9,364	11/10/22	$(8)
Goldman Sachs International		$3,502	AUD	5,097	11/10/22	(241)
JPMorgan Chase Bank NA		$657,196	AUD	1,005,871	11/10/22	(13,650)
JPMorgan Chase Bank NA		$593,588	EUR	595,413	11/10/22	(4,848)
Royal Bank of Canada	EUR	8,749,986		$8,974,379	11/10/22	322,458
UBS AG	AUD	1,460,235		$1,027,002	11/10/22	92,758
UBS AG	CAD	364,551		$282,209	11/10/22	14,615
UBS AG	EUR	33,391		$33,085	11/10/22	69
UBS AG	GBP	3,584,752		$4,343,063	11/10/22	231,208
UBS AG	GBP	49		$57	11/10/22	1
UBS AG		$1,458	AUD	2,316	11/10/22	24
UBS AG		$7,246	CAD	9,537	11/10/22	(245)
UBS AG		$6,956	CAD	9,513	11/10/22	27
UBS AG		$87,286	EUR	86,493	11/10/22	(1,762)
UBS AG		$47,812	EUR	49,157	11/10/22	794
UBS AG		$10,830	GBP	9,307	11/10/22	(155)
UBS AG		$177,513	GBP	156,920	11/10/22	2,481
Westpac Banking Corp.	GBP	5,000		$5,776	11/10/22	41
						$643,567

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ◼  October 31, 2022 continued

Futures Contracts:

The Fund had the following futures contracts open at October 31, 2022:

	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT (000)	VALUE	UNREALIZED DEPRECIATION
Long:
U.S. Treasury Long Bond	21	Dec-22	$2,100	$2,530,500	$(328,128)
U.S. Treasury 5 yr. Note	597	Dec-22	59,700	63,636,469	(299,235)
U.S. Treasury 10 yr. Note	1	Dec-22	100	110,594	(7,602)
U.S. Treasury 2 yr. Note	132	Dec-22	26,400	26,978,531	(583,959)
					$(1,218,924)

AUD  —  Australian Dollar

CAD  —  Canadian Dollar

EUR  —  Euro

GBP  —  British Pound

USD  —  United States Dollar

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Statements

Statement of Assets and Liabilities October 31, 2022

Assets:
Investments in securities, at value (cost $216,273,235)	$202,511,194
Investments in affiliates, at value (cost $10,566,965)	10,536,099
Total investments in securities, at value (cost $226,840,200)	213,047,293
Unrealized appreciation on open foreign currency forward exchange contracts	664,476
Cash (including foreign currency valued at $615,459 with a cost of $611,673)	2,226,590
Due from broker	190,000
Receivable for:
Investments sold	3,862,813
Interest	553,780
Shares of beneficial interest sold	65,491
Interest and Dividends from affiliates	21,236
Prepaid expenses and other assets	82,335
Total Assets	220,714,014
Liabilities:
Unrealized depreciation on open foreign currency forward exchange contracts	20,909
Payable for:
Investments purchased	40,053,000
Dividends to shareholders	92,036
Variation margin on open futures contracts	211,103
Shares of beneficial interest redeemed	57,472
Transfer and sub transfer agent fees	51,838
Trustees' fees	38,141
Advisory fee	18,103
Administration fee	11,442
Distribution fee	10,485
Accrued expenses and other payables	152,019
Total Liabilities	40,716,548
Net Assets	$179,997,466
Composition of Net Assets:
Paid-in-Capital	$205,510,196
Total Accumulated Loss	(25,512,730)
Net Assets	$179,997,466
Class A Shares:
Net Assets	$39,360,071
Shares Outstanding (unlimited shares authorized, $0.01 par value)	5,296,471
Net Asset Value Per Share	$7.43
Maximum Offering Price Per Share, (net asset value plus 3.36% of net asset value)	$7.68
Class L Shares:
Net Assets	$754,934
Shares Outstanding (unlimited shares authorized, $0.01 par value)	102,468
Net Asset Value Per Share	$7.37
Class I Shares:
Net Assets	$136,894,585
Shares Outstanding (unlimited shares authorized, $0.01 par value)	18,736,509
Net Asset Value Per Share	$7.31
Class C Shares:
Net Assets	$2,977,947
Shares Outstanding (unlimited shares authorized, $0.01 par value)	403,928
Net Asset Value Per Share	$7.37
Class R6 Shares:*
Net Assets	$9,929
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,360
Net Asset Value Per Share	$7.30

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Statements continued

Statement of Operations For the year ended October 31, 2022

Net Investment Income: Income
Interest (net of $2,875 foreign withholding tax)	$7,414,908
Interest and Dividends from affiliates (Note 9)	105,816
Total Income	7,520,724
Expenses
Advisory fee (Note 4)	834,826
Professional fees	200,327
Sub transfer agent fees and expenses (Class A shares)	32,140
Sub transfer agent fees and expenses (Class L shares)	553
Sub transfer agent fees and expenses (Class I shares)	113,886
Sub transfer agent fees and expenses (Class C shares)	2,486
Distribution fee (Class A shares) (Note 5)	108,295
Distribution fee (Class L shares) (Note 5)	4,385
Distribution fee (Class C shares) (Note 5)	29,866
Administration fee (Note 4)	142,098
Registration fees	102,831
Shareholder reports and notices	49,068
Custodian fees	38,820
Transfer agent fees and expenses (Class A shares) (Note 6)	21,858
Transfer agent fees and expenses (Class L shares) (Note 6)	2,509
Transfer agent fees and expenses (Class I shares) (Note 6)	3,641
Transfer agent fees and expenses (Class C shares) (Note 6)	2,460
Transfer agent fees and expenses (Class R6 shares)* (Note 6)	2,056
Trustees' fees and expenses	9,557
Other	77,688
Total Expenses	1,779,350
Less: waiver of Advisory fees (Note 4)	(300,524)
Less: reimbursement of class specific expenses (Class A shares) (Note 4)	(10,644)
Less: reimbursement of class specific expenses (Class L shares) (Note 4)	(1,746)
Less: reimbursement of class specific expenses (Class I shares) (Note 4)	(52,349)
Less: reimbursement of class specific expenses (Class C shares) (Note 4)	(465)
Less: reimbursement of class specific expenses (Class R6 shares)* (Note 4)	(2,056)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 9)	(11,852)
Net Expenses	1,399,714
Net Investment Income	6,121,010
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	(6,143,493)
Investments in affiliates (Note 9)	(2,328)
Futures contracts	(4,091,751)
Foreign currency forward exchange contracts	1,528,306
Foreign currency translation	(58,374)
Net Realized Loss	(8,767,640)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(16,507,339)
Investments in affiliates (Note 9)	(26,398)
Futures contracts	(964,007)
Foreign currency forward exchange contracts	431,846
Foreign currency translation	1,433
Net Change in Unrealized Depreciation	(17,064,465)
Net Loss	(25,832,105)
Net Decrease in Net Assets Resulting from Operations	$(19,711,095)

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2021
Increase (Decrease) in Net Assets: Operations:
Net investment income	$6,121,010	$4,937,837
Net realized loss	(8,767,640)	(966,086)
Net change in unrealized appreciation (depreciation)	(17,064,465)	379,113
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,711,095)	4,350,864
Dividends and Distributions to Shareholders from Net Investment Income:
Class A shares	(1,373,209)	(1,265,368)
Class L shares	(25,347)	(20,310)
Class I shares	(4,663,410)	(3,564,353)
Class C shares	(73,460)	(53,250)
Class R6 shares*	(382)	(289)
Total Dividends and Distributions to Shareholders	(6,135,808)	(4,903,570)
Net increase from transactions in shares of beneficial interest	15,706,270	19,363,137
Net Increase (Decrease)	(10,140,633)	18,810,431
Net Assets:
Beginning of period	190,138,099	171,327,668
End of Period	$179,997,466	$190,138,099

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ◼  October 31, 2022

1. Organization and Accounting Policies

Morgan Stanley Mortgage Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. The Fund's investment objective is to seek a high level of current income. The Fund was organized as a Massachusetts business trust on November 20, 1986 and commenced operations on March 31, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class L shares, Class I shares, Class C shares and Class R6 shares. The five classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares and most Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year. Class L shares, Class I shares and Class R6 shares are not subject to a sales charge. Additionally, Class A shares, Class L shares and Class C shares incur distribution expenses. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The Fund suspended offering Class L shares to all investors (April 30, 2015). Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (2) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ◼  October 31, 2022 continued

the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (3) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (4) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Trustees have designated the Fund's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ◼  October 31, 2022 continued

delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

D. Multiple Class Allocations — Investment income, realized and unrealized gain (loss) and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent and Sub Transfer Agent fees.

E. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

— investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ◼  October 31, 2022 continued

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ◼  October 31, 2022 continued

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2022:

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$48,146,684	$—	$48,146,684
Asset-Backed Securities	—	35,851,702	—	35,851,702
Collateralized Mortgage Obligations — Agency Collateral Series	—	6,609,332	—	6,609,332
Commercial Mortgage-Backed Securities	—	11,770,580	—	11,770,580
Corporate Bond	—	144,375	—	144,375
Mortgages — Other	—	78,056,390	—	78,056,390
Total Fixed Income Securities	—	180,579,063	—	180,579,063
Short-Term Investments
U.S. Treasury Securities	—	22,294,440	—	22,294,440
Investment Company	10,173,790	—	—	10,173,790
Total Short-Term Investments	10,173,790	22,294,440	—	32,468,230
Foreign Currency Forward Exchange Contracts	—	664,476	—	664,476
Total Assets	10,173,790	203,537,979	—	213,711,769
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(20,909)	—	(20,909)
Futures Contracts	(1,218,924)	—	—	(1,218,924)
Total Liabilities	(1,218,924)	(20,909)	—	(1,239,833)
Total	$8,954,866	$203,517,070	$—	$212,471,936

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3. Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset

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and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts — In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the

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failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures — A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of October 31, 2022:

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contract	$—	Variation margin on open futures contracts	$(1,218,924	)(a)
Currency Risk	Unrealized appreciation on open foreign currency forward exchange contracts	664,476	Unrealized depreciation on open foreign currency forward exchange contracts	(20,909)
		$664,476		$(1,239,833)

(a)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

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The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended October 31, 2022 in accordance with ASC 815:

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS
Interest Rate Risk	$(4,091,751)	$—
Currency Risk	—	1,528,306
Total	$(4,091,751)	$1,528,306

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS
Interest Rate Risk	$(964,007)	$—
Currency Risk	—	431,846
Total	$(964,007)	$431,846

At October 31, 2022, the Fund's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES

DERIVATIVES(b)	ASSETS(c)	LIABILITIES(c)
Foreign Currency Forward Exchange Contracts	$664,476	$(20,909)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, over-the-counter ("OTC") derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions

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by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2022:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED(d)	NET AMOUNT (NOT LESS THAN $0)
Royal Bank of Canada	$322,458	$—	$—	$322,458
UBS AG	341,977	(2,162)	(339,815)	0
Westpac Banking Corp.	41	—	—	41
Total	$664,476	$(2,162)	$(339,815)	$322,499

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS LIABILITY DERIVATIVES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED(d)	NET AMOUNT (NOT LESS THAN $0)
Barclays Bank PLC	$8	$—	$—	$8
Goldman Sachs International	241	—	(241)	0
JPMorgan Chase Bank NA	18,498	—	—	18,498
UBS AG	2,162	(2,162)	—	0
Total	$20,909	$(2,162)	$(241)	$18,506

(d)  In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

For the year ended October 31, 2022, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$13,889,779
Futures Contracts:
Average monthly notional value	$71,168,464

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4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.47% to the portion of the daily net assets not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.395% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.37% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.345% to the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.32% to the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.295% to the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.27% to the portion of the daily net assets exceeding $12.5 billion. For the year ended October 31, 2022, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.29% of the Fund's average daily net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class A, 1.30% for Class L, 0.70% for Class I, 1.80% for Class C and 0.65% for Class R6. These fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. For the year ended October 31, 2022, $300,524 of advisory fees were waived and $67,260 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to

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Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class L — up to 0.50% of the average daily net assets of Class L shares; and (iii) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class A shares, Class L shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 0.50% and 1.00% of the average daily net assets of Class A shares, Class L shares and Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Financial Intermediaries at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2022, the distribution fee was accrued for Class A shares, Class L shares and Class C shares at the annual rate of 0.25%, 0.50%, and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2022, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares and Class C shares of $14,215 and $1,073, respectively, and received $413 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

6. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Fund pays DST a fee based on the number of classes, accounts and transactions relating to the Fund.

7. Custodian Fees

State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

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8. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2022		FOR THE YEAR ENDED OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	676,438	$5,413,106	2,123,567	$18,399,560
Reinvestment of dividends and distributions	166,341	1,333,947	143,931	1,246,724
Redeemed	(1,512,470)	(12,560,698)	(1,955,344)	(16,948,008)
Net increase (decrease) — Class A	(669,691)	(5,813,645)	312,154	2,698,276
CLASS L SHARES
Exchanged	2,260	18,303	1,723	15,011
Reinvestment of dividends and distributions	3,114	24,758	2,362	20,276
Redeemed	(19,810)	(158,678)	(21,055)	(180,681)
Net decrease — Class L	(14,436)	(115,617)	(16,970)	(145,394)
CLASS I SHARES
Sold	10,910,744	85,190,029	11,074,012	94,273,557
Reinvestment of dividends and distributions	586,333	4,609,537	418,651	3,564,353
Redeemed	(8,751,998)	(68,903,079)	(9,222,842)	(78,602,461)
Net increase — Class I	2,745,079	20,896,487	2,269,821	19,235,449
CLASS C SHARES
Sold	251,083	2,045,795	94,018	808,863
Reinvestment of dividends and distributions	9,143	72,268	6,236	53,250
Redeemed	(172,299)	(1,379,397)	(381,594)	(3,287,596)
Net increase (decrease) — Class C	87,927	738,666	(281,340)	(2,425,483)
CLASS R6 SHARES*
Reinvestment of dividends and distributions	49	379	34	289
Net increase in Fund	2,148,928	$15,706,270	2,283,699	$19,363,137

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

9. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended October 31, 2022, aggregated $606,966,146 and $592,621,419, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $527,607,440 and $513,402,921, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed

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Notes to Financial Statements  ◼  October 31, 2022 continued

by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended October 31, 2022, advisory fees paid were reduced by $11,852 relating to the Fund's investment in the Liquidity Funds.

The Fund had transactions with Morgan Stanley and its affiliated broker-dealers, which may be deemed affiliates of the Adviser/Administrator and Distributor under Section 17 the Act.

A summary of the Fund's transactions in shares of affiliated investments during the year ended October 31, 2022 is as follows:

AFFILIATED INVESTMENT COMPANY/ ISSUER	VALUE OCTOBER 31, 2021	PURCHASES AT COST	PROCEEDS FROM SALES/ PAYDOWNS	INTEREST/ DIVIDEND INCOME	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE OCTOBER 31, 2022
Liquidity Funds	$16,269,163	$171,061,012	$177,156,385	$95,836	$—	$—	$10,173,790
Morgan Stanley Dean Witter Capital I, Inc.Trust	87,369	—	82,313	1,574	(2,161)	(2,895)	—
Morgan Stanley ABS Capital I, Inc. Trust	315,470	—	7,130	5,824	120	(17,502)	290,958
Morgan Stanley Mortgage Loan Trust	121,185	—	43,546	2,582	(287)	(6,001)	71,351
Total	$16,793,187	$171,061,012	$177,289,374	$105,816	$(2,328)	$(26,398)	$10,536,099

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2022, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $2,649. At October 31, 2022, the Fund had an accrued pension liability of $38,141, which is reflected as "Trustees' fees" in the Statement of Assets and Liabilities.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with

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Notes to Financial Statements  ◼  October 31, 2022 continued

Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

10. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended October 31, 2022 remains subject to examination by taxing authorities.

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Notes to Financial Statements  ◼  October 31, 2022 continued

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 DISTRIBUTIONS PAID FROM:	2021 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	ORDINARY INCOME
$6,135,808	$4,903,570

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended October 31, 2022.

At October 31, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$2,170,771	$—

At October 31, 2022, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of $8,252,272 and $5,349,841, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

11. Market Risk and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or

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Notes to Financial Statements  ◼  October 31, 2022 continued

mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. The continued outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

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Notes to Financial Statements  ◼  October 31, 2022 continued

12. Credit Facility

The Fund and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended October 31, 2022, the Fund did not have any borrowings under the Facility.

13. Other

At October 31, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 69.6%.

14. LIBOR Discontinuance or Unavailability Risk

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The Financial Conduct Authority (the "FCA"), which is the regulatory authority that oversees financial services firms, financial markets in the U.K. and the administrator of LIBOR, announced that, after the end of 2021, one-week and two-month U.S. Dollar LIBOR and all non-U.S. Dollar LIBOR settings have either ended or are no longer representative of the underlying market they seek to measure. The FCA also announced that the most commonly used U.S. Dollar LIBOR settings, may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities may no longer enter into most new LIBOR-based contracts. As a result of the foregoing, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or investments comprising some or all of the Fund's portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the

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Notes to Financial Statements  ◼  October 31, 2022 continued

effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Although state and federal statutes have been enacted to address difficult LIBOR transition issues, the application and effect of these statutes are uncertain. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's investments (including their volatility, value and liquidity) and, as a result, the performance or NAV.

15. Results of Special Meeting of Shareholders (unaudited)

On February 25, 2022, a special meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by all shareholders:

	FOR	AGAINST
Frances L. Cashman	19,345,607	140,258
Nancy C. Everett	19,296,774	189,091
Eddie A. Grier	19,227,635	258,230
Jakki L. Haussler	19,357,849	128,016
Patricia A. Maleski	19,356,693	129,172

Morgan Stanley Mortgage Securities Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2022		2021		2020		2019		2018
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.60		$8.62		$8.79		$8.39		$8.65
Income (loss) from investment operations:
Net investment income	0.26		0.20		0.24		0.26		0.29
Net realized and unrealized gain (loss)	(1.17)		(0.02)		(0.07)		0.41		(0.26)
Total income (loss) from investment operations	(0.91)		0.18		0.17		0.67		0.03
Less distributions from:
Net investment Income	(0.26)		(0.20)		(0.31)		(0.27)		(0.29)
Net realized gain	—		—		(0.03)		—		—
Total distributions	(0.26)		(0.20)		(0.34)		(0.27)		(0.29)
Net asset value, end of period	$7.43		$8.60		$8.62		$8.79		$8.39
Total Return	(10.77	)%(1)	2.04	%(2)	2.09	%(2)	8.04	%(1)	0.32	%(1)
Ratios to Average Net Assets:
Net expenses	0.99	%(3)(4)	0.99	%(3)(4)	0.99	%(3)(4)	0.98	%(3)(4)	0.98	%(3)(4)
Net investment income	3.15	%(3)(4)	2.25	%(3)(4)	2.84	%(3)(4)	3.10	%(3)(4)	3.39	%(3)(4)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.02%		0.02%
Supplemental Data:
Net assets, end of period, in thousands	$39,360		$51,289		$48,756		$64,085		$60,170
Portfolio turnover rate	334%		317%		233%		261%		370%

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary. Does not reflect the deduction of sales charge.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2022	1.19%	2.95%
October 31, 2021	1.15	2.09
October 31, 2020	1.16	2.67
October 31, 2019	1.20	2.88
October 31, 2018	1.31	3.06

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2022		2021		2020		2019		2018
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.52		$8.55		$8.71		$8.31		$8.57
Income (loss) from investment operations:
Net investment income	0.24		0.17		0.22		0.23		0.27
Net realized and unrealized gain (loss)	(1.15)		(0.03)		(0.06)		0.41		(0.27)
Total income (loss) from investment operations	(0.91)		0.14		0.16		0.64		0.00	(1)
Less distributions from:
Net investment income	(0.24)		(0.17)		(0.29)		(0.24)		(0.26)
Net realized gain	—		—		(0.03)		—		—
Total distributions	(0.24)		(0.17)		(0.32)		(0.24)		(0.26)
Net asset value, end of period	$7.37		$8.52		$8.55		$8.71		$8.31
Total Return	(10.90	)%(2)	1.64	%(3)	1.93	%(3)	7.81	%(2)	0.03	%(2)
Ratios to Average Net Assets:
Net expenses	1.29	%(4)(5)	1.29	%(4)(5)	1.29	%(4)(5)	1.28	%(4)(5)	1.28	%(4)(5)
Net investment income	2.88	%(4)(5)	1.99	%(4)(5)	2.58	%(4)(5)	2.84	%(4)(5)	3.14	%(4)(5)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.02%		0.02%
Supplemental Data:
Net assets, end of period, in thousands	$755		$996		$1,144		$1,167		$1,150
Portfolio turnover rate	334%		317%		233%		261%		370%

  (1)  Amount is less than $0.005 per share.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2022	1.67%	2.50%
October 31, 2021	1.61	1.67
October 31, 2020	1.53	2.34
October 31, 2019	1.71	2.41
October 31, 2018	1.66	2.76

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2022		2021		2020		2019		2018
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.45		$8.48		$8.64		$8.24		$8.50
Income (loss) from investment operations:
Net investment income	0.28		0.23		0.27		0.28		0.32
Net realized and unrealized gain (loss)	(1.14)		(0.04)		(0.06)		0.41		(0.27)
Total income (loss) from investment operations	(0.86)		0.19		0.21		0.69		0.05
Less distributions from:
Net investment income	(0.28)		(0.22)		(0.34)		(0.29)		(0.31)
Net realized gain	—		—		(0.03)		—		—
Total distributions	(0.28)		(0.22)		(0.37)		(0.29)		(0.31)
Net asset value, end of period	$7.31		$8.45		$8.48		$8.64		$8.24
Total Return	(10.33	)%(1)	2.28	%(2)	2.58	%(2)	8.53	%(1)	0.64	%(1)
Ratios to Average Net Assets:
Net expenses	0.69	%(3)(4)	0.69	%(3)(4)	0.69	%(3)(4)	0.69	%(3)(4)	0.68	%(3)(4)
Net investment income	3.57	%(3)(4)	2.59	%(3)(4)	3.20	%(3)(4)	3.42	%(3)(4)	3.75	%(3)(4)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.01%		0.02%
Supplemental Data:
Net assets, end of period, in thousands	$136,895		$135,147		$116,307		$125,752		$63,767
Portfolio turnover rate	334%		317%		233%		261%		370%

  (1)  Calculated based on the net asset value as of the last business day of the period.

  (2)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2022	0.91%	3.35%
October 31, 2021	0.87	2.41
October 31, 2020	0.91	2.98
October 31, 2019	0.94	3.17
October 31, 2018	1.05	3.38

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2022		2021		2020		2019		2018
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.53		$8.55		$8.72		$8.32		$8.58
Income (loss) from investment operations:
Net investment income	0.20		0.13		0.18		0.19		0.22
Net realized and unrealized gain (loss)	(1.16)		(0.02)		(0.07)		0.41		(0.26)
Total income (loss) from investment operations	(0.96)		0.11		0.11		0.60		(0.04)
Less distributions from:
Net investment income	(0.20)		(0.13)		(0.25)		(0.20)		(0.22)
Net realized gain	—		—		(0.03)		—		—
Total distributions	(0.20)		(0.13)		(0.28)		(0.20)		(0.22)
Net asset value, end of period	$7.37		$8.53		$8.55		$8.72		$8.32
Total Return	(11.46	)%(1)	1.25	%(2)	1.33	%(2)	7.31	%(1)	(0.47	)%(1)
Ratios to Average Net Assets:
Net expenses	1.79	%(3)(4)	1.79	%(3)(4)	1.76	%(3)(4)	1.74	%(3)(4)	1.78	%(3)(4)
Net investment income	2.45	%(3)(4)	1.52	%(3)(4)	2.10	%(3)(4)	2.36	%(3)(4)	2.62	%(3)(4)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.02%		0.02%
Supplemental Data:
Net assets, end of period, in thousands	$2,978		$2,695		$5,110		$6,176		$4,427
Portfolio turnover rate	334%		317%		233%		261%		370%

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary. Does not reflect the deduction of sales charge.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2022	1.98%	2.26%
October 31, 2021	1.94	1.37
October 31, 2020	1.90	1.96
October 31, 2019	1.92	2.18
October 31, 2018	2.07	2.34

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,								PERIOD FROM JUNE 15, 2018(1) TO
	2022		2021		2020		2019		OCTOBER 31, 2018
Class R6 Shares(2)
Selected Per Share Data:
Net asset value, beginning of period	$8.45		$8.47		$8.64		$8.24		$8.35
Income (loss) from investment operations:
Net investment income	0.29		0.23		0.27		0.29		0.12
Net realized and unrealized gain (loss)	(1.15)		(0.03)		(0.07)		0.41		(0.12)
Total income (loss) from investment operations	(0.86)		0.20		0.20		0.70		0.00	(3)
Less distributions from:
Net investment income	(0.29)		(0.22)		(0.34)		(0.30)		(0.11)
Net realized gain	—		—		(0.03)		—		—
Total distributions	(0.29)		(0.22)		(0.37)		(0.30)		(0.11)
Net asset value, end of period	$7.30		$8.45		$8.47		$8.64		$8.24
Total Return	(10.41)%	(4)	2.43%	(5)	2.51%	(5)	8.58%	(4)	0.07%	(4)(9)
Ratios to Average Net Assets:
Net expenses	0.64%	(6)(7)	0.65%	(6)(7)	0.64%	(6)(7)	0.63%	(6)(7)	0.62%	(6)(7)(10)
Net investment income	3.59%	(6)(7)	2.63%	(6)(7)	3.26%	(6)(7)	3.53%	(6)(7)	3.77%	(6)(7)(10)
Rebate from Morgan Stanley affiliate	0.01%		0.00%	(8)	0.01%		0.02%		0.03%	(10)
Supplemental Data:
Net assets, end of period, in thousands	$10		$11		$11		$11		$10
Portfolio turnover rate	334%		317%		233%		261%		370%

  (1)  Commencement of Offering.

  (2)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

  (3)  Amount is less than $0.005 per share.

  (4)  Calculated based on the net asset value as of the last business day of the period.

  (5)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

  (6)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (7)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT (LOSS) RATIO
October 31, 2022	20.23%	(16.00)%
October 31, 2021	20.64	(17.36)
October 31, 2020	19.93	(16.03)
October 31, 2019	21.33	(17.17)
October 31, 2018	13.46	(9.07)

  (8)  Amount is less than 0.005%.

  (9)  Not annualized.

  (10)  Annualized.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Mortgage Securities Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Mortgage Securities Trust (the "Fund"), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
December 27, 2022

Morgan Stanley Mortgage Securities Trust

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2021, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and,

Morgan Stanley Mortgage Securities Trust

Investment Advisory Agreement Approval (unaudited) continued

where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's management fee and total expense ratio were higher than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the

Morgan Stanley Mortgage Securities Trust

Investment Advisory Agreement Approval (unaudited) continued

Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Mortgage Securities Trust

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley Mortgage Securities Trust

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share

Morgan Stanley Mortgage Securities Trust

U.S. Customer Privacy Notice (unaudited) continued   April 2021

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Morgan Stanley Mortgage Securities Trust

U.S. Customer Privacy Notice (unaudited) continued   April 2021

What we do

Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker/dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Trustee Since February 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	80

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Trustee Since February 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	80

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (January 2023) Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80	Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern
					Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (October 2006-December 2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 548-7786.

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Mortgage Securities Trust

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended October 31, 2022.

The Fund designated $183,464 of its distributions paid as qualified interest income.

The Fund designated $190,318 of its distributions paid as business interest income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its Trustees. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2022 Morgan Stanley

MTGANN
5247597 EXP 12.31.23

Item 2. Code of Ethics.

(a)       The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       No information need be disclosed pursuant to this paragraph.

(c)       Not applicable.

(d)       Not applicable.

(e)       Not applicable.

(f)

(1)       The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)       Not applicable.

(3)       Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Jakki L. Haussler, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2022

	Registrant		Covered Entities(1)
Audit Fees	$76,020		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$13,150,465	(5)
Total Non-Audit Fees	$—		$13,150,465

Total	$76,020		$13,150,465

2021

	Registrant		Covered Entities(1)
Audit Fees	$71,717		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$25,983,885	(5)
Total Non-Audit Fees	$—		$25,983,885

Total	$71,717		$25,983,885

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3        This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A

Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)

	*	*

Pre-Approved Audit-Related Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service	Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$175,000 PwC $125,000 PwC	* *
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2022/2023 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client
●	Financial information systems design and implementation
●	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
●	Actuarial services
●	Internal audit outsourcing services
●	Management functions
●	Human resources
●	Broker-dealer, investment adviser or investment banking services
●	Legal services
●	Expert services unrelated to the audit

(i)       Not Applicable.

(j)       Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)   The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Mortgage Securities Trust

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

December 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

December 15, 2022

/s/ Francis J. Smith

Francis J. Smith

Principal Financial Officer

December 15, 2022